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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 22, 1999


                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)


      Delaware                        1-9566                   95-4087449
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(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                           Identification No.)


401 Wilshire Boulevard, Santa Monica, California,                    90401-1490
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    (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code (310) 319-6000


Total number of pages is 4
Index to Exhibit is on Page 3.

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Item 5. Other Events.

On April 22, 1999, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

Item 7. Financial Statements and Exhibits

     a)   Financial Statements of businesses acquired.

          Not applicable.

     b)   Pro forma financial information.

          Not applicable.

     c)   Exhibits

          99. Press release dated April 22, 1999.



                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRSTFED FINANCIAL CORP.


Dated:  April 22, 1999                  By: /s/ BABETTE E. HEIMBUCH
                                            ------------------------------------
                                        Babette E. Heimbuch
                                        President and
                                        Chief Operating Officer

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                                INDEX TO EXHIBITS

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Item                                                                        Page
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
99        Press Release dated April 22, 1999                                  4
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